UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 08, 2005

DAUPHIN TECHNOLOGY, INC.

(Exact name of Issuer as specified in its charter)

Illinois	32-4537-D	87-0455038
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

800 E. Northwest Highway, Suite 706, Palatine, Illinois 60067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 705-2135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Dauphin Technology, Inc.

REPORT ON FORM 8-K

March 08, 2005

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective March 01, 2005, the Board of Directors of Dauphin Technology, Inc. appointed Tanner LC (“Tanner”) as its new independent accountants. The decision to appoint new accountants was approved by Dauphin’s Board of Directors upon the recommendation of its Audit Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
Exhibit	Description of Exhibit
16.1	Press Release Regarding Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 08, 2005

DAUPHIN TECHNOLOGY, INC.

/s/Andrew J. Kandalepas
Andrew J. Kandalepas

EXHIBIT INDEX

Exhibit	Description of Exhibit
16.1	Press Release Regarding Change in Certifying Accountant